POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 30, 2015 TO THE

PROSPECTUS DATED APRIL 29, 2015 OF:

PowerShares Europe Currency Hedged Low Volatility Portfolio

Effective immediately, the Prospectus is revised as follows:

•	On the Front Cover, the sentence located at the bottom of the page is deleted and replaced with the following:

“The U.S. Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.”

•	On page 6, the following subsection is added immediately following the section titled “Summary Information—Principal Risks of Investing in the Fund—Non-Diversified Fund Risk”:

“Commodity Pool Risk. Under amended regulations promulgated by the CFTC, the Fund’s investments will cause it to be considered a commodity pool, thereby subjecting it to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or CTA imposes additional compliance obligations on the Adviser, which could increase costs and may affect the operations and financial performance of the Fund.”

•	On page 10, the section titled “Additional Information About the Fund’s Strategies and Risks—Additional Risks of Investing in the Fund—Commodity Pool Risk” is deleted and replaced with the following:

“Commodity Pool Risk

The Fund’s use of currency forward contracts will cause it to be considered a commodity pool, thereby subjecting the Fund to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a CPO and a CTA, and it will manage the Fund in accordance with CFTC rules, as well as the rules that apply to registered investment companies. Registration as a CPO or a CTA subjects the Adviser to additional compliance obligations, all of which may increase costs and may affect the operations and financial performance of the Fund.

The status of a commodity pool may have a negative impact on the ability of the Fund to engage in its planned investment program. However, the CFTC has adopted rules regarding the disclosure, reporting and recordkeeping requirements that allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s and Fund’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting requirements, the Fund’s compliance with analogous SEC requirements will fulfill its CFTC compliance obligations. As a result, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO and CTA are not expected to materially adversely affect the Fund’s ability to achieve its investment objective.”

Please Retain This Supplement for Future Reference.

P-FXEU-STATSUP-1 063015

POWERSHARES EXCHANGE-TRADED FUND TRUST II

SUPPLEMENT DATED JUNE 30, 2015 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2015 OF:

PowerShares Europe Currency Hedged Low Volatility Portfolio

Effective immediately, the Statement of Additional Information is revised as follows:

•	On page 5, the section titled “Investment Strategies and Risks—Investment Risks—Restrictions on the Use of Futures Contracts ” is deleted and replaced with the following:

“CFTC Regulation. The Fund’s investments in “commodity interests,” such as currency forward contracts, means that the Fund may not claim an exemption from being a commodity pool and therefore is subject to regulation under the Commodity Exchange Act (“CEA”) and The Commodity Futures Trading Commission (“CFTC”) rules. The Adviser is registered as a commodity pool operator (“CPO”) and as a commodity trading advisor (“CTA”), and will manage the Fund in accordance with CFTC rules, as well as rules that apply to registered investment companies. Registration as a commodity pool may have a negative impact on the ability of the Fund to engage in its planned investment program. Registration as a CPO or CTA imposes additional compliance obligations on the Adviser, which could increase costs and may affect the operations and financial performance of the Fund.

Moreover, the Fund will be subject to dual regulation by the CFTC and the SEC. In 2012, the CFTC issued “harmonization” rules that permit CPOs and CTAs of registered investment companies, such as the Fund, to rely on substituted compliance, whereby compliance with certain SEC rules is deemed compliant with certain CFTC rules with respect to disclosure and reporting requirements. Therefore, the Fund’s status as a commodity pool and the Adviser’s registration as a CPO and CTA are not expected to materially adversely affect the ability of the Fund to achieve its investment objective. If the Fund were to experience difficulty in implementing its investment strategies or achieving its investment objective, the Board may determine to reorganize or close the Fund or to materially change the Fund’s investment objective and strategies.”

Please Retain This Supplement for Future Reference.

P-FXEU-SAISUP-1 063015